EXHIBIT 99.18

SELENE DILIGENCE LLC (“SELENE”) DUE DILIGENCE REVIEW NARRATIVE

Selene Diligence LLC (“Selene”) Due

Diligence Review Narrative (“Report”)

Selene’s Report, which is to be made available to the recipients by the Client, includes the loan level results of Selene’s independent, third-party due diligence review conducted on behalf of the Client. The scope of review for these loans is as follows:

DESCRIPTION OF SERVICES:

(1) Type of assets that were reviewed.

Selene Diligence LLC performed certain due diligence services described below on residential mortgage loans originated by numerous entities and obtained by KH III SG Resi LP (“Client”). The review was conducted between August 28, 2025 through October 20, 2025 via files imaged and provided for review (the “Review”).

(2) Sample size of the assets reviewed.

This Review consisted of 100% of the loan population.

FINAL SECURITIZATION POPULATION

Selene was instructed to perform a review on a population totaling 22 ATR Exempt DSCR loans for a total of 22 loans the “Final Securitization Population”).

Credit Reviews (2):

During the Review, Selene performed a credit review on 2 mortgage loans in the Final Securitization Population.

Compliance Review (2)

During the Review, Selene performed a compliance review, as applicable, on 2 mortgage loans in the Final Securitization Population.

Valuation Reviews (2):

During the Review, Selene performed a property valuation review on 2 mortgage loans in the Final Securitization

Population.

Data Integrity Review (2):

During the Review, Selene performed a Data Integrity Review on 2 mortgage loans in the Final Securitization

Population.

SGR 2025-1 Executive Summary (Selene Diligence)

FINAL SECURITIZATION POPULATION

After Selene’s initial review was completed, the Client provided Selene with a confirmed list of 2 mortgage loans that formed the Final Securitization Population. The table below summarizes the reviews conducted by Selene.

Review	Reviewed Total	% of Final Securitization Population
Credit Population	2	100%
Compliance Population	2	100%
Valuation Population	2	100%
Data Integrity Population	2	100%

(3) Determination of the sample size and computation.

The Review was conducted with sample size criteria that has been communicated by the Client to Selene to be consistent with the criteria for the nationally recognized statistical ratings organization identified in Item 3 of the ABS Due Diligence-15E (the “NRSRO”), S&P Global Ratings.

(4) Quality or integrity of information or data about the assets: review and methodology.

Where available, Selene compared the data fields on the bid tape provided by the Client to the data found in the actual loan file as captured by Selene. This information may not have been available for all mortgage loans.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Selene assessed the underwriting guidelines and compared the documentation in the loan file against the stated guidelines for adherence.

GUIDELINES

XXX and XXX (collectively the “Guidelines”)

LOAN GRADING

The Guidelines referenced above served as the benchmark for grading loans with respect to credit, compliance, underwriting, property valuation and data integrity. Each loan received an “initial” and a “final” grade. The “initial” grade was assigned during the initial loan review. The “final” grade considers additional information and supporting documentation that may have been provided by the originators to clear outstanding conditions. Selene’s loan grading is solely based on Selene’s independent assessment of all Guideline exceptions and compensating factors for each of the component reviews. Selene is providing a comprehensive loan-level analysis that includes initial grades, final grades and detailed commentary on the rationale for any changes in grades and sets forth compensating factors and waivers.

SGR 2025-1 Executive Summary (Selene Diligence)

SCOPE OF REVIEW

Selene examined the selected loan files with respect to the presence or absence of relevant documents, enforceability of mortgage loan documents, and accuracy and completeness of data fields. Selene relied on the accuracy of information contained in loan documentation provided to Selene (for more detail, please refer to Appendix A and B, attached hereto).

CREDIT REVIEW

Selene’s credit scope of review conducted on this transaction included the following elements:

•	Assessed whether the characteristics of the mortgage loans and the borrowers conformed to the Guidelines cited above;
•	Re-calculated LTV, CLTV, income, liabilities and compared these against the Guidelines;
•	Analyzed asset statements to determine whether funds to close and reserves were within the Guidelines;
•	Confirmed that credit scores (FICO) and credit histories were within the Guidelines.

COMPLIANCE REVIEW

With respect to the ATR/QM Exempt loans, Selene’s compliance scope determined the presence and correct execution of required documents such as the promissory note and security instrument.

PROPERTY VALUATION REVIEW

Selene’s Property Valuation scope of review conducted on this transaction included the following elements.

•	Original Appraisal Assessment

Selene reviewed the original appraisal provided to determine whether the original appraisal was complete, thorough and the original appraised value was reasonably supported.

•	Value Supported Analysis

Selene applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product provided by the Client.

DATA INTEGRITY REVIEW

Selene uploads tape data into its due diligence application and compares it to the actual documents provided.

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•	Tape data received from lender/client is stored in a secured FTP folder;
•	Tape data is uploaded into the application;
•	Loan Reviewer collects validated loan data;
•	Each received data point is compared to its counterpart collected data point; and
•	Discrepancies found during comparison are stored and reported.

Selene provided the Client with a copy of the initial loan level tape discrepancy report which shows the differences between the data received by the Client versus the data captured by Selene during the loan review.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSRO, S&P Global Ratings.

With respect to the Final Securitization Population, Selene conducted (i) a Credit Review on 2 mortgage loans, (ii) a Compliance Review on 2 mortgage loans (iii) a Valuation Review on 2 mortgage loans, and (iv) a Data Integrity Review on 2 mortgage loans; the results of these reviews are discussed below. All grades shown below are based upon the NRSRO grading methodologies utilized by the NRSRO.

REVIEW RESULTS SUMMARY

After review of the 2 mortgage loans; 2 mortgage loans had a rating grade of A, 2 mortgage loans had a rating grade of B, 2 mortgage loans had a rating grade of C, and 2 mortgage loans had a rating grade of D.

Grades per loan (2 overall loans):

	INITIAL RA GRADES - OVERALL		FINAL RA GRADES - OVERALL
NRSRO Grade	S&P	%	NRSRO Grade	S&P	%
A	0	0%	A	2	100.00%
B	0	0%	B	0	0%
C	0	0%	C	0	0%
D	2	100.00%	D	0	0%

SGR 2025-1 Executive Summary (Selene Diligence)

Final Grades per loan broken out by compliance, credit and property:

	FINAL RA GRADES - COMPLIANCE			FINAL RA GRADES - CREDIT
NRSRO Grade	S&P	%	NRSRO Grade	S&P	%
A	2	100.00%	A	2	100.00%
B	0	0%	B	0	0%
C	0	0%	C	0	0%
D	0	0%	D	0	0%

	FINAL RA GRADES - PROPERTY
NRSRO Grade	S&P	%
A	2	100.00%
B	0	0%
C	0	0%
D	0	0%

REVIEW RESULTS SUMMARY (EXCEPTION LISTING)

Review of the Final Grading Summary (redacted) provides the exceptions in detail and the migration from the initial rating agency grade to the final rating agency grade, based on mitigation/resolution from the client.

Disclaimer: Please be advised that Selene did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with all applicable laws and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Selene are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which Selene is relying in reaching such findings.

Please be further advised that Selene does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by Selene do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Selene. Information contained in any Selene report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of

SGR 2025-1 Executive Summary (Selene Diligence)

limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. Risk levels associated with a loan may have changed an exception level, given rating agency published guidance, written guidance, or other guidance from the rating agency team on the transaction. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged Selene to prepare its reports pursuant to its instructions and Guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Selene are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. Selene does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by Selene.

THIRD PARTY REVIEW REPORTING DELIVERED

Selene furnished the following reports on this transaction:

1.	Selene Due Diligence Narrative Report
2.	ASF Report
3.	Grading Summary
4.	Exception Detail
5.	Tape Discrepancies
6.	Valuations Report
7.	Supplemental Data
8.	Third Party (TPR) Attestation Form
9.	Attestation Form 15E

SGR 2025-1 Executive Summary (Selene Diligence)

APPENDIX A – DSCR REVIEW SCOPE

1.	Borrower Qualifications

Selene reviewed each Loan File to determine whether it contains the following borrower documents and if they adhere to the guidelines:

a)	Evidence of public record search (Thomson Reuters CLEAR)
b)	Evidence of asset location searches for additional real estate transactions
c)	Borrowers Questionnaire is completed
d)	Schedule of RE owned
e)	Personal Tax Returns
f)	Background Search
g)	Personal Financial Statements
h)	Liquidity and Net Worth Verification Documents
i)	Credit Report
j)	Review OFAC reports for any findings

2.	Borrowing Entity Qualifications

Selene reviewed each Loan File to determine whether it contains the following entity documents and if they adhere to the guidelines:

a)	Evidence of public record search (Thomson Reuters CLEAR) and applicable Sec. of State evidence of good standing
b)	Evidence of asset location searches
c)	Business Tax Returns
d)	Business Financials
e)	Articles of Incorporation
f)	Bylaws/Operating agreement
g)	Resolution to take on Debt
h)	Organizational Chart
i)	Credit Approval Memo
j)	Review OFAC reports for any findings

3.	Property Manager Entity Qualifications

Selene reviewed each Loan File to determine that Property Manager entity is incorporated and operated in the United States with bank accounts located in U.S. state and federally chartered bank accounts.

4.	Individual Property Scope

a)	Business Purpose Loan Affidavit

Selene reviewed each Loan File to determine whether a Business Purpose Loan is present and properly executed.

b)	Lease Review

SGR 2025-1 Executive Summary (Selene Diligence)

Selene reviewed each Loan File to determine whether each property contains a valid lease and determine if it is executed in compliance with the guidelines, including a review of the following:

1.	Each lease has been executed by the applicable tenant
2.	Confirm tenant is a natural person
3.	Confirm lease does not contain “lease to own” provisions
4.	Verify vacancy factor
5.	Each lease contains the monthly rental payment, commencement and expiration dates, and term and remaining term are in compliance with the guidelines
6.	Confirm rent, vacancy and lease commencement/expiration consistent with underwritten rent roll

c)	Valuation Review

Selene reviewed the appraisal provided for each property in the Loan File to ensure that the value meets the guidelines and that the market value concluded on the appraisal is properly supported. Selene reviewed the Loan to Value (“LTV”) of each loan for program eligibility, pursuant to the guidelines. Specifically, Selene will:

1.	Confirm the appraisal is the correct form
2.	Review property condition and type; confirm it meets guidelines
3.	Review that value meets the minimum/maximum per the guidelines
4.	Confirm “as is” and “subject to” values
5.	Review sales comparables and adjustments for relevance
6.	For multifamily properties: review the appraiser’s cash flow assumptions, rent comparables, cap rate selection and value reconciliation

d)	Insurance Review

Selene reviewed each Loan File to ensure that the property, flood, and hazard insurance policies are in compliance with the guidelines.

In the event the property is located within 25 miles of the Gulf of Mexico or the Atlantic Coast of Florida, Georgia, South Carolina, or North Carolina, Selene confirmed property has windstorm or “named storm” coverage.

e)	Collateral Analysis

Selene reviewed each Loan File to determine whether it contains the following collateral documents and if they are in compliance with the guidelines:

1.	Executed Leases
2.	Rent Roll
3.	Rental Income Verification (proof of lease payments that demonstrate minimum 90% of scheduled gross rents for the previous two-month period.)
4.	Operating Statements
5.	Property Management Agreement

f)	Financial Analysis / Cash Flow Analysis

Selene reviewed each Loan File to determine whether it contains the following financial documents and if they are in compliance with the guidelines:

1.	Rent Roll:
o	Confirm monthly rents are populated correctly at the loan level and portfolio level

SGR 2025-1 Executive Summary (Selene Diligence)

o	Confirm Rent verification – proof of lease payments
o	Confirm vacancy is within guidelines
2.	Operating Statements:
o	Confirm expenses within range, per the guidelines
o	Confirm taxes, insurance and HOA are populated at loan level and within range at portfolio level per the guidelines
o	Confirm CapEx meets guidelines for reasonableness
o	Confirm annual maintenance fees meet guidelines
o	Confirm property management fees meet program requirements for range and historical consistency
3.	Confirm the DSCR meets program guidelines
4.	Property Management Agreement / Tri Party Agreement if no property manager

SGR 2025-1 Executive Summary (Selene Diligence)

APPENDIX B – VALUATION REVIEW SCOPE

Selene reviewed the valuation materials utilized during the origination of the loan which confirmed the value of the underlying property. Selene verified the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guidelines restrictions, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities; and (viii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same.

If more than one valuation is provided for review, Selene confirmed consistency among the valuation products and if there are discrepancies that cannot be resolved, Selene created an exception and worked with the Client on the next steps, which may include ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in Selene’s review results in a variance of more than 10% then the Client shall be notified of such variance and a second independent valuation product shall be ordered. On all loans, Selene makes a determination as to whether appraised value is supported based on documentation available at the time of review and adds exceptions or comments as appropriate.

Selene confirmed consistency among the valuation products and where applicable, if there was a discrepancy in value between two appraisals in the form of a variance greater than 10%, Selene would review the file for a desktop analysts/evaluation of the appraisals and determine which appraised value was used for qualification purposes. If there were discrepancies that could not be resolved, Selene created an exception and worked with the client on the next steps for resolution.

Disclaimer

o	The individuals performing the aforementioned original appraisal assessment are not persons providing valuations for purposes of the Uniform Standards of Professional Appraisal Practice (“USPAP”) or necessarily licensed as appraisers under Federal or State law, and the services being performed by such persons do not constitute “appraisal reviews” for purposes of USPAP or Federal or State law.
o	Selene makes no representation or warranty as to the value of any mortgaged property, notwithstanding that Selene may have reviewed valuation information for reasonableness.

o Selene is not an ‘AMC’ (appraisal management company) and therefore Selene does not opine on the actual value of the underlying property.

•	Selene is not a ‘creditor’ within the meaning of ECOA or other lending laws and regulations, and therefore Selene will not have any communication with or responsibility to any individual consumer concerning property valuation.

SGR 2025-1 Executive Summary (Selene Diligence)

•	Selene does not confirm whether the appraiser is on the Freddie Mac exclusionary list.

SGR 2025-1 Executive Summary (Selene Diligence)